SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                                 PROXYMED, INC.
                (Name of Registrant as Specified in Its Charter)



                                 PROXYMED, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                PROXYMED, INC.
                           2555 DAVIE ROAD, SUITE 110
                         FORT LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001

                           -------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 28, 1999
                           -------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ProxyMed, Inc., a Florida corporation (the "Company"), will be held on Monday, June 28, 1999, at 9 o'clock a.m., Eastern Daylight Time, at the Sheraton Fort Lauderdale Airport, 1825 Griffin Road, Dania, Florida 33004, for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

     (1) The election of 7 persons to the Board of Directors to serve until the next annual meeting of the shareholders or until election and qualification of their respective successors;

     (2) To approve the Company's 1999 Stock Option Plan; and

     (3) To transact such other business as may properly come before the meeting.

     Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on May 17, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     The Annual Meeting may be postponed or adjourned from time to time without any notice other than by announcement at the meeting of any postponements or adjournments thereof, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

     A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ HAROLD S. BLUE
                                        -----------------------------------
                                        Harold S. Blue
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

Fort Lauderdale, Florida
May 24, 1999

                                PROXYMED, INC.
                           2555 DAVIE ROAD, SUITE 110
                         FORT LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001

                           -------------------------
                                PROXY STATEMENT
                           -------------------------

     The enclosed proxy is solicited by the Board of Directors of ProxyMed, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Monday, June 28, 1999. The approximate date on which this statement and the enclosed proxy was sent to shareholders is May 26, 1999. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided; if no space is marked, it will be voted by the persons therein named at the meeting (i) for the election of 7 persons to the Board of Directors as set forth below; (ii) for approval of the Company's 1999 Stock Option Plan; and
(iii) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.


     The cost of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone, all without extra compensation.


     At the record date for the meeting, the close of business on May 17, 1999, the Company had issued 17,868,133 shares of $.001 par value common stock ("Common Stock"). Only shareholders of record at the close of business on May 17, 1999 are entitled to notice of and to vote at the Annual Meeting. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. The approval of the proposals covered by this Proxy Statement will require an affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting, with the exception of the election of directors, each of whom is elected by a plurality.


     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of each matter voted upon. Abstentions or broker non-votes are counted as shares present in the determination of whether shares of Common Stock represented at the meeting constitute a quorum. Abstentions and broker non-votes are tabulated separately. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting). As to other matters to be acted upon at the Annual Meeting, abstentions are treated as AGAINST votes, whereas broker non-votes are counted for the purpose of determining whether the proposal has been approved.


     A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES WHICH ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of May 17, 1999, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, and (iii) each executive officer named in the Executive Compensation chart, and (iv) all directors and officers of the Company as a group:

NAME AND ADDRESS(1)                         NUMBER OF SHARES(2)     PERCENT OF CLASS
----------------------------------------   ---------------------   -----------------
Harold S. Blue(3) ......................           794,132                 4.4
John Paul Guinan(4) ....................           217,500                 1.2%
Bennett Marks(5) .......................           169,750                   *
James H. Pickering(4) ..................            34,000                   *
Frank M. Puthoff(4) ....................            54,779                   *
Bruce S. Roberson(4) ...................           100,000                   *
Samuel X. Kaplan(4) ....................            75,000                   *
Bertram J. Polan(6) ....................            82,500                   *
Peter A. A. Saunders(7) ................            20,000                   *
Eugene R. Terry(4) .....................            75,000                   *
Bellingham Industries Inc.(8) ..........         6,554,842                36.2%
Urraca Building
Frederico Boyd Avenu
Panama City, Panama
All directors and officers
 as a group (30 persons)(9) ............         4,839,563                25.5%

----------------
 *  Less than 1%

(1) The address for each person, unless otherwise noted, is 2555 Davie Road, Suite 110, Fort Lauderdale, Florida 33317-7424.

(2) In accordance with Rule 13d-3 of the Exchange Act, shares that are not outstanding, but that are subject to options, warrants, rights or conversion privileges exercisable within 60 days from May 17, 1999, have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(3) Includes 644,132 shares held of record, and 150,000 shares issuable upon the exercise of currently exercisable stock options.

(4) Represents shares issuable upon the exercise of currently exercisable stock options. Mr. Kaplan is not standing for reelection to the Board for personal reasons.

(5) Includes 68,500 shares held of record, and 101,250 shares issuable upon the exercise of currently exercisable stock options.

(6) Includes 7,500 shares held of record, and 75,000 shares issuable upon the exercise of currently exercisable stock options.

(7) Includes 10,000 shares held of record, and 10,000 shares issuable upon exercise of currently exercisable stock options.

(8) Includes 6,304,842 shares held of record, and 250,000 shares issuable upon the exercise of currently exercisable stock options which were purchased from an unaffiliated third party.

(9) Includes 3,717,592 shares held of record, and 1,121,971 shares issuable upon the exercise of currently exercisable stock options.

ITEM 1. ELECTION OF DIRECTORS


     The Company currently has seven directors, with each director holding office until the next annual meeting of shareholders and until his successor is duly elected and qualified or until the earlier death, resignation, removal or disqualification of the director. Management of the Company has nominated seven directors currently serving as directors for election to the Board of Directors. The Company's officers are elected annually by the directors.


     The following nominees may be elected by plurality vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE FOR ELECTION TO THE BOARD. It is intended that proxies will be voted for the following nominees, unless otherwise directed:



NAME                                     AGE                          POSITION
-------------------------------------   -----   ---------------------------------------------------
Harold S. Blue ......................    38     Chairman of the Board, Chief Executive Officer
John Paul Guinan ....................    38     Co-President, Director
Bennett Marks .......................    50     Co-President, Chief Financial Officer and Director
Kevin E. Moley ......................    52     Director
Bertram J. Polan(1)(2) ..............    47     Director
Peter A. A. Saunders(1)(2) ..........    57     Director
Eugene R. Terry(1) ..................    61     Director

----------------
(1) Member of the Audit Committee, the Chairman of which is Mr. Saunders.
(2) Member of the Compensation Committee, the Chairman of which is Mr. Polan.


     HAROLD S. BLUE joined ProxyMed in 1993 and currently serves as Chief Executive Officer and Chairman of the Board. From 1992 to 1996, Mr. Blue was also President and Chief Executive Officer of Health Services Inc., a physician practice management company which was sold to InPhyNet Medical Management, Inc. From 1979 to 1984, Mr. Blue was President and Chief Executive Officer of Budget Drugs, Inc., a retail discount pharmacy chain located in South Florida. In September 1984, Mr. Blue founded Best Generics, Incorporated. Best Generics was later sold to pharmaceutical manufacturer, Ivax Corporation, where Mr. Blue served as a member of Ivax's Board of Directors from 1988 to 1990. He currently serves as a director of three publicly-held companies, iMall, Inc., the largest independent mall on the Internet, Windsor Capital Corp., a specialty regional mall based retailer, and AccuMed International, Inc., a global diagnostics information company.


     JOHN PAUL GUINAN has been Co-President and a director of the Company since June 1995. He was its Chief Operating Officer from August 1996 to January 1998. He was an Executive Vice President of the Company from July 1993 until June 1995. From March 1993 to June 1993, Mr. Guinan was the Chief Executive Officer and co-founder of ProxyScript, Inc. (f/k/a Medical Containment Systems, Inc.), which the Company acquired in June 1993. From 1989 until April 1993, Mr. Guinan founded and developed two companies: The Desktop Professionals, Inc., a company which supplied automation systems to South Florida professional offices; and POSitive Thinking, Inc., a software development company which specialized in point of sale systems.


     BENNETT MARKS was appointed Co-President in November 1998 and has been Executive Vice President--Finance, Chief Financial Officer and a director of the Company since October 1993. From May 1991 to October 1993, Mr. Marks was Vice President--Finance and a director of another public company engaged in the manufacturing and marketing of network management systems for use by telecommunication companies. From 1981 to April 1991, Mr. Marks was an audit partner with KPMG, an international accounting and consulting firm. While with KPMG, Mr. Marks was the partner on audits of numerous public companies and served as an Associate SEC Reviewing Partner. He also served as the Administrative Partner in charge of KPMG's West Palm Beach office. Mr. Marks is a certified public accountant.

     KEVIN E. MOLEY was an executive consultant to Kinetra LLC from March to October of 1998. He served as President and Chief Executive Officer of Integrated Medical Systems, Inc. from January 1996 to March 1998. From February 1993 to January 1996, he served as Senior Vice President to PCS Health Systems, Inc. During the Administration of President George Bush, Mr. Moley served in the United States Department of Health and Human Services in various capacities including as a member of the Transition Team from February to May of 1989, as an Assistant Secretary for Management and Budget from May 1989 to November 1991, and as a Deputy Secretary from November 1991 to January 1993. Mr. Moley has served as the Chairman of the Board of Patient Care Dynamics since November 1998. Mr. Moley has served as a director of each of Cephalon, Inc., Merge Technology Inc., Medaphis Corporation and PhyMatrix Corporation since March 1994, February 1998, April 1998 and February 1999, respectively.


     BERTRAM J. POLAN has been a director of the Company since August 1995. Mr. Polan is the founder and President of Gemini Bio-Products, Inc., a California-based supplier of biological products used in medical schools, private medicine research institutes and the bio-technology industry, which he founded in 1985. From 1973 to 1985, Mr. Polan was employed in various executive capacities, most recently as vice president of sales and marketing, with North American Biologicals, Inc., one of the world's largest independent providers of human plasma products.


     PETER A. A. SAUNDERS, F.R.S.A. (Fellow of Royal Society of Arts) is the owner and Chairman of Pass Consultants, a marketing and business consulting firm he founded in Surrey, England in 1988. From 1992 through 1994, he also served as Managing Director of United Artist Communications (London-U.K.), Ltd. From 1959 to 1984, Mr. Saunders held various executive and directorship positions with Allders Department Stores, a subsidiary of United Drapery Department Stores Group, and, after its acquisition by Hanson Trust, P.L.C. in 1984, continued as a Director until 1988. Since 1989, Mr. Saunders has been serving as a Director of Theragenics Corporation, a public company specializing in the treatment of prostate cancer located in Norcross, Georgia; as a non-executive Director of Mayday Healthcare NHS Trust, a 700-bed hospital in Surrey, England from 1992 to 1998; and as a non-executive Director of Eurobell (Sussex) Limited, a United Kingdom cable television and telecommunications company from 1993 to 1998.


     EUGENE R. TERRY has been a director of the Company since August 1995. Mr. Terry is a pharmacist and the founder and Chairman of Bloodline, Inc., a New Jersey-based company engaged in the blood services business, which he founded in 1980. In 1971, Mr. Terry founded Home Nutritional Support, Inc. ("HNSI"), one of the first companies established in the home infusion industry. In 1984, HNSI was sold to Healthdyne, Inc. HNSI was later sold to the W.R. Grace Group. From 1975 to 1984, Mr. Terry was also founder and Chief Executive Officer of Paramedical Specialties, Inc., a respiratory and durable medical equipment company, which was also sold to Healthdyne, Inc.


     MEETINGS--All directors attended more than 75% of the meetings of the Board of Directors for the fiscal year ended December 31, 1998. There were a total of eight Board meetings held during such year.


     AUDIT COMMITTEE--Our Audit Committee consists of three non-employee directors: Peter A. A. Saunders (Chair), Bertram J. Polan and Eugene R. Terry. The Audit Committee is responsible for meeting with representatives of our independent accountants and with representatives of senior management to review the general scope of our annual audit, matters relating to internal audit control systems and the fee charged by the independent accountants. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by our independent accountants and for recommending the engagement or discharge of our independent accountants. The Audit Committee met one time in 1998.


     COMPENSATION COMMITTEE--Our Compensation Committee consists of three non-employee directors: Bertram J. Polan (Chair), Samuel X. Kaplan and Peter A.
A. Saunders. The Compensation Committee is responsible for approving and reporting to the Board on the annual compensation for all officers, including salary, stock options and other consideration, if any. The Committee is also responsible for granting stock awards, stock options and other awards to be made under our existing plans. The Compensation Committee met one time in 1998.




COMPENSATION OF DIRECTORS


     Employee directors of the Company are not compensated for their services as directors. Outside directors receive $2,000 for each regularly scheduled board meeting personally attended, $500 for each telephonic board meeting, and $500 each quarter for each committee a director is a member. All directors are reimbursed for reasonable expenses incurred in attending board meetings. In addition, in 1995 and 1996, Messrs. Kaplan, Polan and Terry, upon joining the Board, were each granted options to purchase 75,000 shares of common stock at an exercise price equal to the market price on the date of grant. These options are now fully vested and expire five years after the dates of grant. Upon joining the Board in 1998, Mr. Saunders received 20,000 options at $7.19 price per share. Half of these options vested in September 1998, and the other half vest in September 1999. These options expire ten years after the date of grant.




COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.


     Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that for the period ended December 31, 1998, all filing requirements applicable to its officers and directors, and greater than 10% beneficial owners have been complied with.

EXECUTIVE COMPENSATION


     The following table sets forth the compensation paid during the past three fiscal years to the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company with annual compensation for such years over $100,000 (the "named executive officers"):



                          SUMMARY COMPENSATION TABLE



                                         ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                             ------------------------------------------- -----------------------------------
                                                                                  AWARDS            PAYOUTS
                                                                         ------------------------- ---------
                                                                                       SECURITIES
                                                               OTHER      RESTRICTED   UNDERLYING                 ALL
NAME AND                                                      ANNUAL         STOCK      OPTIONS/      LTIP       OTHER
PRINCIPAL POSITION     YEAR       SALARY          BONUS    COMPENSATION    AWARD(S)       SARS      PAYOUTS   COMPENSATION
--------------------- ------ ----------------   --------- -------------- ------------ ------------ --------- -------------
Harold S. Blue        1998        145,033            --           --             --           --        --             --
Chairman and CEO      1997        125,000            --           --             --           --        --             --
                      1996        100,983            --           --             --      150,000        --             --
John Paul Guinan      1998        163,943        15,063           --             --           --        --             --
Co-President          1997        125,000            --           --             --           --        --             --
                      1996        127,792            --           --             --       15,000        --             --
Bennett Marks         1998        145,305        20,000           --             --       20,000        --             --
Co-President          1997        128,646        15,000           --             --           --        --             --
and CFO               1996        107,542            --       10,625(1)          --       86,250        --             --
James H. Pickering    1998        165,456(2)     10,000       47,182(4)          --      130,000        --             --
Co-President and COO
Bruce S. Roberson     1998        177,693        55,063           --             --       20,000        --             --
Exec. V.P.--          1997        180,000        50,000       22,506(4)          --           --        --             --
Marketing & Sales     1996         30,000(3)         --       24,759(4)          --      100,000        --             --

----------------
(1) Mr. Marks received a non-accountable expense allowance of $15,000 (net of taxes) per year through September 15, 1996.
(2) Mr. Pickering joined us on January 5, 1998.
(3) Mr. Roberson joined us on October 28, 1996.
(4) Consists of reimbursement of relocation expenses.


     The following table provides information on stock option grants during fiscal year 1997 to each of the named executive officers:



                     OPTION/SAR GRANTS IN LAST FISCAL YEAR



                                                      INDIVIDUAL GRANTS                             POTENTIAL REALIZABLE
                               ---------------------------------------------------------------        VALUE AT ASSUMED
                                  NUMBER OF        % OF TOTAL                                     ANNUAL RATES OF STOCK
                                 SECURITIES       OPTIONS/SARS                                       PRICE APPRECIATION
                                 UNDERLYING        GRANTED TO                                         FOR OPTION TERM
                                OPTIONS/SARS        EMPLOYEE        EXERCISE OR     EXPIRATION   --------------------------
NAME                               GRANTED       IN FISCAL YEAR      BASE PRICE        DATE          5%            10%
----------------------------   --------------   ----------------   -------------   -----------   ----------   -------------
Harold S. Blue .............            --             --                 --              --            --             --
John Paul Guinan ...........            --             --                 --              --            --             --
Bennett Marks ..............        20,000              5%            $ 7.19          9/1/08      $ 90,435     $  229,180
James H. Pickering .........       100,000             26%            $ 7.00          1/5/08      $440,226     $1,115,620
James H. Pickering .........        30,000              8%            $ 7.19          9/1/08      $135,653     $  343,770
Bruce S. Roberson ..........        20,000              5%            $ 7.19          9/1/08      $ 90,435     $  229,180

     The following table sets forth certain information concerning unexercised options held by each of the named executive officers:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES



                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED             IN-THE-MONEY
                              NUMBER OF SHARES              OPTIONS/SARS AT FY-END (#)   OPTIONS/SARS AT FY-END ($)*
                                ACQUIRED ON      $ VALUE   ----------------------------- ----------------------------
NAME                              EXERCISE       REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------- ----------------- ----------- ------------- --------------- ------------- --------------
Harold S. Blue .............       30,000       $266,400      150,000             --      $1,171,500            --
John Paul Guinan ...........           --             --      217,500             --      $1,571,775            --
Bennett Marks ..............       60,000       $190,200      101,250         20,000      $  681,263      $ 82,400
James H. Pickering .........           --             --       17,000        113,000      $   73,270      $481,330
Bruce S. Roberson ..........           --             --      100,000         20,000      $  437,000      $ 87,400

----------------
* Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the common stock, which was $11.31 on December 31, 1998.


     There were no awards made to named executive officers in the last completed fiscal year under any long-term incentive plan for performance to occur over a period longer than one fiscal year. We do not have any defined benefit or actuarial plans for our employees. No stock options for named executive officers were amended, cancelled, replaced or otherwise repriced during the past ten years.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for administering, reviewing and approving compensation arrangements with respect to executive compensation which includes base salaries, annual incentives and long term stock option plans, as well as any executive benefits and/or perquisites. In addition, the Compensation Committee is responsible for any awards and administration of the Company's stock option plans and grant of options to newly-hired employees, and any future equity incentive plans.

     Mr. Blue has been Chairman of the Board and Chief Executive Officer of the Company since February, 1993. His current base salary is $200,000. He received no annual bonus during 1998. The Committee believes that his compensation is within the low middle range of compensation paid to similarly situated executives at other companies and similar industries. The Committee believes that since Mr. Blue is the largest individual shareholder of the Company and holds 4.4% of the outstanding shares of the Company's common stock, his interests are firmly aligned with the shareholders of the Company. The Committee intends to review the performance and compensation of the executive officers annually, in conjunction with performance of the Company.

     The Committee's general philosophy with respect to the compensation of the Chief Executive Officer and other executive officers is to offer competitive compensation packages designed to attract and retain key executives critical to the success of the Company. In general, subjective factors rather than specific criteria of the Company's performance have been used in determining and approving executive compensation. The Company's compensation programs include a base salary, annual bonus awards based on individual and Company performance, as well as the granting of stock options designed to provide long term incentives and aligning the interest of management with those of the Company's shareholders.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and the four (4) other most highly compensated executive officers, unless such compensation is "performance based". For purposes of Section 162(m), the Company currently intends to structure any performance based portion of the compensation of its executive officers that it might develop in a manner that complies with Section 162(m).

PERFORMANCE GRAPH




Proxymed Inc (PILL)
                                                        CUMULATIVE TOTAL RETURN
                             ---------------------------------------------------------------------------
                             8/5/93     12/93     12/94     12/95     12/96     12/97     12/98     3/99
                             ------     -----     -----     -----     -----     -----     -----     ----
PROXYMED, INC.                100        165       108        96       175       177       283       338
NASDAQ STOCK MARKET (U.S.)    100        109       106       150       185       227       319       357
NASDAQ HEALTH SERVICES        100        119       128       162       162       165       140       126

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS


     On April 1, 1996, we entered into an employment agreement with Mr. Blue for a period of three years, which automatically extends from year to year unless terminated by either party upon 60 days' written notice. Mr. Blue receives an annual base salary of $200,000 and is entitled to such bonuses as may be awarded from time to time by the Board of Directors and to participate in any stock option or bonus plans which we may now have or in the future develop. Mr. Blue may be terminated for "cause," as defined in the agreement. If he is terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options which shall remain exercisable for 90 days after the date of termination. If he is terminated "without cause," then he will be entitled to receive an amount equal to his base salary plus bonus, if any, and continuation of health insurance for six months following termination. In addition, the agreement contains confidentiality and non-competition covenants. Mr. Guinan has an employment agreement with us for a three-year term commencing on December 5, 1995, which automatically extends from year to year unless terminated by either party upon 60 days' written notice and which is substantially similar to Mr. Blue's, with an annual base salary of $180,000. Both employment agreements were renewed by their terms for an additional year.


     In November 1996, we entered into employment agreements with Mr. Marks and Mr. Roberson. In November 1997, we entered into an employment agreement with Mr. Pickering. The agreements are for a three-year term and automatically extend from year to year thereafter unless terminated by us upon 90 days written notice or by the employee upon 30 days written notice prior to the end of the initial term or any extension. They receive an annual base salary of $180,000, $180,000 and $200,000, respectively, and are entitled to such bonuses as may be awarded from time to time and to participate in any stock option or bonus plans which we may now have or in the future develop. They may be terminated for "cause" as defined in their agreements. If terminated for cause, they will be entitled to base salary earned, and they will retain all vested stock options which shall remain exercisable for 90 days after the date of termination. If, upon 90 days prior written notice, they are terminated "without cause," they will be entitled to receive an amount equal to their base salary plus bonus, if any, and continuation of health insurance for six months following termination, plus any unvested options shall vest. In addition, the agreements contain confidentiality and non-competition covenants.



                             CERTAIN TRANSACTIONS


     On April 30, 1997, the Company loaned a total of $350,000 to Mr. Blue. The funds were advanced pursuant to two demand promissory notes in the principal amounts of $290,000 and $60,000, respectively, each bearing interest at a rate of 73/4% per year. Mr. Blue has agreed to secure the notes pursuant to pledges of securities, including shares of the Company's Common Stock, satisfactory to the Company's Board of Directors.


     On September 1, 1998, we loaned Mr. Marks a total of $259,800 in connection with his exercise of certain stock options that were to expire in lieu of selling his stock to the public in a cashless exercise. The funds were advanced pursuant to a promissory note with recourse bearing interest at the rate of 5% per year. The promissory note is collateralized pursuant to a Stock Pledge Agreement with 60,000 shares of our stock owned by Mr. Marks.


ITEM 2. ADOPTION OF THE PROPOSED 1999 STOCK OPTION PLAN


     The Board of Directors has adopted the 1999 Stock Option Plan (the "Plan"), for its employees, officers and directors. The plan is effective June 28, 1999, upon shareholder approval. Of the 350,000 shares of Common Stock available for issuance under the Plan, none have been issued.


     The following description of the Plan is qualified by reference to the complete text of such Plan which is set forth on Exhibit A.

     The plan provides for the issuance of up to 350,000 shares upon exercise of options designated as either "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Plan is to encourage stock ownership by certain directors, officers, employees and consultants of the Company and give them a greater personal interest in the success of the Company. The Plan is administered by the Compensation Committee of the Board of Directors which determines, among other things, the persons to be granted options under the Plan, the number of shares subject to each option and the option price. The exercise price of any incentive stock option granted under the Plan may not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such options on the date of grant. Non-qualified options may not be granted with exercise prices less than the fair market value of the shares subject to the option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the Board of Directors or a committee appointed by the Board of Directors provided that no option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the Common Stock, no more than five years after the date of grant. Incentive stock options may be granted only to employees and no option granted to an employee may be exercised unless, at the time of exercise, the grantee is an employee of the Company or a subsidiary, and in the event of death, options may be exercised during a twelve month period following such event. The Company may grant an employee options for any numbers of shares, except that the value of the shares subject to one or more incentive stock options first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the optionee or for estate planning purposes under certain circumstances and if approved by the Board of Directors.


     A summary of the federal income tax treatment under the Code, as presently in effect, of options granted under the Plan is as follows. The Company recommends that optionees seek independent tax advice with respect to their options.


     With respect to incentive stock options, an optionee will not recognize any taxable income at the time an ISO is granted and the Company will not be entitled to a federal income tax deduction at that time. No ordinary income will be recognized by the holder of an ISO at the time of exercise. The excess of the market value of the shares of the Company's Common Stock at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares of the Company's Common Stock acquired upon exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares of the Company's Common Stock are disposed of in a sale, exchange of other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares of the Company's Common Stock at the time of exercise, over the aggregate option price. The Company may be entitled to a federal income tax deduction equal to such amount.


     With respect to non-qualified stock options, the granting of a NQSO does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will be recognized by the holder at the time of such exercise in an amount equal to the excess of the market value of shares of the Company's Common Stock purchased at the time of such exercise over the aggregate option price. The Company may be entitled to a corresponding federal income tax deduction. Upon a subsequent disposition of the shares of the Company's Common Stock, optionee will generally recognize taxable capital gain or less based upon the difference between the per share market value at the time of exercise and the per share selling price. Taxable income at the time or exercise will constitute wages subject to withholding of income tax and the Company will be required to make whatever arrangements are necessary to insure that funds equaling the amount of tax required to be withheld are available for payment. The tax basis for the shares of the Company's Common Stock acquired is the option price plus the taxable income recognized.


     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED 1999 STOCK OPTION PLAN.



                            INDEPENDENT ACCOUNTANTS


     The Board has appointed PricewaterhouseCoopers LLP, Miami, Florida, as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.



                                 OTHER MATTERS


     The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.



                             SHAREHOLDER PROPOSALS


     Shareholder proposals intended to be presented at the Year 2000 Annual Meeting of Shareholders of the Company must be received by the Company not later than December 31, 1999, at its principal executive offices, 2555 Davie Road, Suite 110, Fort Lauderdale, Florida 33317, Attention: Harold S. Blue, Chief Executive Officer, for inclusion in the proxy statement and proxy relating to the Year 2000 Annual Meeting of Shareholders.



                            ADDITIONAL INFORMATION


     Accompanying this proxy statement is a copy of the Company's annual report, which includes a copy of the Annual Report on Form 10-K. Additional copies of the Company's annual report on Form 10-K may be obtained from the Company on written request.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ HAROLD S. BLUE
                                        -------------------------------------
                                        Harold S. Blue
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER


Fort Lauderdale, Florida
May 24, 1999

                                PROXYMED, INC.


                            1999 STOCK OPTION PLAN


1. PURPOSE OF THE PLAN


     The purpose of this Plan is to further the growth of ProxyMed, Inc., a Florida corporation, and its subsidiaries (the "Company") by offering an incentive to officers, directors, other key employees and consultants of the Company to continue in the employ of the Company, and to increase the interest of these individuals in the Company, through additional ownership of its common stock.


2. DEFINITIONS


     Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:


     a) "Board of Directors" means the Board of Directors of the Company.


     b) "Change of Control" means any of the following events:


     i) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person (as defined in the Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (x) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (y) the Company or any Subsidiary, or (z) any Person in connection with a Non-Control Transaction (as hereinafter defined).


     ii) the individuals who, as of the date this Plan is approved by the Company's Board of Directors (the "Board"), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board; provided, however, that the voluntary resignation of a member of the Incumbent Board unrelated to a Change of Control shall not affect such calculation; provided, further, however, that if the election or nomination for election by the Company's stockholders or Board of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a "proxy contest"), including by reason of any agreement intended to avoid or settle any election contest or proxy contest; or


     iii) approval by stockholders of the Company of:


         a) a merger, consolidation or reorganization involving the Company, unless


            (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or the ultimate entity controlling such corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;


            (2) the individuals who are members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Corporation and no agreement, plan or arrangement is in place to change the composition of the board following the merger, consolidation or reorganization such that the Incumbent Board would constitute less than two-thirds (2/3) of the reconstituted board;


            (3) no person (other than the Company, any Subsidiary, or any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then-outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then-outstanding Voting Securities; and


            (4) a transaction described in clauses (1) through (3) shall herein be referred to as a "Non-Control Transaction."


         b) a complete liquidation or dissolution of the Company; or


         c) an agreement for the sale or other disposition of all of the operating assets of the Company to any Person (other than a transfer to a Subsidiary).


      Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then-outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.


      c) "Code" means the Internal Revenue Code of 1986, as amended.


      d) "Committee" means the Compensation Committee or similar committee of the Board of Directors.


      e) "Common Stock" means the common stock, par value $.001 per share, of the Company.


      f) "Corporate Transaction" means any (i) reorganization or liquidation of the Company, (ii) reclassification of the Company's capital stock, (iii) merger of the Company with or into another corporation, or (iv) the sale of all or substantially all the assets of the Company, which results in a significant number of employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship.


      g) "Date of Grant" means, as the case may be: (i) the date the Committee approves the grant of an Option pursuant to this Plan; or (ii) such later date as may be specified by the Committee as the date a particular Option granted pursuant to this Plan will become effective.

      h) "Employee" means any person employed by the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any officer or director of the Company shall be considered an Employee even if he is not an employee within the meaning of the first sentence of this subsection.


      i) "Exercise Price" means the price per share which must be paid upon exercise of an Option in cash.


      j) "Fair Market Value" means: (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.


      k) "Incentive Stock Option" means any Option which, at the time of the grant, is an incentive stock option within the meaning of Section 422 of the Code.


      l) "Non-Qualified Option" means any Option that is not an Incentive Stock Option pursuant to the terms of this Plan.


      m) "Option" means any option granted pursuant to this Plan.


      n) "Publicly Traded" means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering, or stock that is regularly traded in a public market.


      o) "Retirement" means a Termination of Employment by reason of an Employee's retirement at a time when the Employee is at least 65 years old, other than by reason of a termination by resignation, discharge, death or Total Disability or the resignation, failure to stand for re-election or dismissal from the Board of Directors.


      p) "Termination of Employment" means the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability or Retirement, or the resignation, failure to stand for re-election or dismissal from the Board of Directors.


      q) "Total Disability" means the inability of an Employee to perform the material duties of his or her job by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability of an Employee will be made in accordance with the written policy pertaining to Employee disability, if any, of the Company by which the Employee is employed. In the absence of a written policy pertaining to Employee disability, all determinations as to the date and extent of disability of an Employee will be made by the Committee in its sole and absolute discretion. In making its determination, the Committee may consider the opinion of the personal physician of the Employee or the opinion of an independent licensed physician of the Company's choosing.


3. EFFECTIVE DATE OF THE PLAN


     The "effective date" of this Plan is June 28, 1999.

4. ADMINISTRATION OF THE PLAN


     Either the Board of Directors or the Committee shall be responsible for the administration of this Plan, and shall grant Options pursuant to this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Committee on the matters referred to in this section shall be conclusive. The Committee may not amend this Plan. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.


5. THE COMMITTEE


     The Committee shall hold its meeting at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the vote of a majority of the members who participate in a meeting. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members can hear each other. Any decision or determination by written consent of all of the members of the Committee shall be as effective as if it had been made by a vote of a majority of the members who participate in a meeting.


6. STOCK SUBJECT TO THE PLAN


     The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is 350,000 shares. The maximum number of shares of such Common Stock shall be reduced each year by the grant of Options as provided herein. If any Option expires or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.


7. PERSONS ELIGIBLE TO RECEIVE OPTIONS


     Options may be granted only to Employees, as defined in Section 2(h) above.


8. GRANTS OF OPTIONS


     a) IN GENERAL. Except as otherwise provided herein, the Committee shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate, whether Options granted to an Employee will be Incentive Stock Options or Non-Qualified Options or partly Incentive Stock Options and partly Non-Qualified Options and, subject to the limitations in Sections 9 and 10 below, the Exercise Price and the term of Options granted to an Employee. Any Options that are not designated as Incentive Stock Options when they are granted shall be Non-Qualified Options. No grant of an Incentive Stock Option may be conditioned upon a Non-Qualified Option's having yet been exercised in whole or in part, and no grant of a Non-Qualified Option may be conditioned upon an Incentive Stock Option's having not been exercised in whole or in part.


9. OPTION PROVISIONS


     a) EXERCISE PRICE. The Exercise Price of each Option shall be as determined by the Committee; provided, however, that in the case of Incentive Stock Options, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option.

     b) TERM. The term of each Option shall be as determined by the Committee, but in no event shall the term of an Option (whether or not an Incentive Stock Option) be longer than ten (10) years from the Date of Grant.


     c) MANNER OF EXERCISE. An Option that has vested pursuant to the terms of this Plan may be exercised in whole or in part, in increments of a minimum of 100 shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:


     i) a written notice of exercise of the Option, which states the extent to which the Option is being exercised and which is executed by the Employee;


     ii) a check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and


     iii) a check equal to any withholding taxes the Company is required to pay as a result of the exercise of the Option by the Employee. If permitted by the Board of Directors or the Committee, either at the time of the grant of the Option or the time of exercise, the Employee may elect, at such time and in such manner as the Board of Directors or the Committee may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Common Stock (which in the case of Common Stock acquired from the Company shall have been owned by the Employee for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (B) requesting that the Company withhold from the shares of Common Stock to be delivered upon the exercise a number of shares of Common Stock having a fair market value equal to such withholding obligation.


The day on which the Company receives all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.


     d) DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), each certificate may bear a legend to indicate that if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.


     e) VESTING OF OPTIONS. Except as otherwise provided in this Plan, the Options granted hereunder to Employees shall be subject to such conditions as to vesting as shall be determined by the Committee, in its sole and absolute discretion, at the Date of Grant of the Option, and the terms of such vesting shall be clearly set forth in the instrument granting the Option; provided, however, that upon a Change of Control, any Options that have not yet vested in accordance with the terms of this Plan and the Stock Option Agreement shall vest upon such Change of Control. An Option shall "vest" at such time as it becomes exercisable in accordance with this Plan and the Stock Option Agreement. Upon exercise of an Option and the delivery the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture by the Employee for any reason whatsoever.


     f) NONTRANSFERABILITY OF OPTIONS. During the lifetime of a person to whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative, except to the extent the Board of Directors or the Compensation Committee shall otherwise determine, whether at the time the option is granted or thereafter, and then only for estate planning purposes to a trust wherein the option holder is the trustee, and except to the extent the Board of Directors or the Committee shall otherwise determine, whether at the time Option is granted or thereafter. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.


     g) RETIREMENT OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted due to Retirement, each Incentive Stock Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option. In the case of a Non-Qualified Option, there shall be substituted the words, "the end of the twelve (12) month period" for the words "the end of the three (3) month period" in the immediately preceding sentence.


     h) TOTAL DISABILITY OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.


     i) DEATH OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of (i) his or her death, or (ii) the death of a former Employee within three (3) months following the date of his or her Retirement (or, in the case of a Non-Qualified Option, within twelve (12) months following the date of his or her Retirement), or
(iii) the death of a former Employee within twelve (12) months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the twelve (12) month period immediately following the date of death (or such longer period as is permitted by the Committee); and (y) the expiration of the term specified in the Option, provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three (3) months from the date of death of the Employee.


     j) TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT, DEATH OR DISABILITY. Unless the Committee or the Board of Directors states otherwise with respect to a specific Option, if there is a Termination of Employment of an Employee to whom an Option has been granted pursuant to this Plan for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.


     k) STOCK OPTION AGREEMENT. As promptly as practicable after an Employee is granted an Option pursuant to this Plan, the Committee shall send the Employee a document setting forth the terms and conditions of the grant. The form of grant document shall be substantially as set forth in Exhibit "A" attached hereto. Each Option granted pursuant to this Plan must be clearly identified as to whether it is or is not an Incentive Stock Option and shall set forth all other terms and conditions relating to the exercise thereof. In the case of an Incentive Stock Option, the document shall include all terms and provisions that the Committee determines to be necessary or desirable in order to qualify the Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Employee is granted an

Incentive Stock Option and a Non-Qualified Option at the same time, the Committee shall send the Employee a separate document relating to each of the Incentive Stock Option and the Non-Qualified Option.


     l) REGISTRATION OF PLAN. Upon a Change of Control, the Company agrees to use its best efforts to cause the Plan to be registered under the Securities Act at the earliest possible time. The Company shall have no other obligations to register the Plan unless directed to do so by the Board of the Company based on the Company's best interests.


10. SPECIAL PROVISIONS RELATING TO INCENTIVE STOCK OPTIONS


     No Incentive Stock Option may be granted pursuant to this Plan after ten
(10) years from the first to occur of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date this Plan is approved by the stockholders of the Company. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Date of Grant or such shorter period as is provided herein. Notwithstanding Section 8(b) hereof, Incentive Stock Options may not be granted to an Employee who, at the time the Option is granted, owns more than ten (10%) percent of the total combined voting power of the stock of the Company, unless: (i) the purchase price of the Common Stock pursuant to the Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock on the Date of Grant; and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. The Committee is authorized, pursuant to the last sentence of Section 422(b) of the Code, to provide at the time an Option is granted, pursuant to the terms of such Option, that such Option shall not be treated as an Incentive Stock Option even though it would otherwise qualify as an Incentive Stock Option. The terms of any Incentive Stock Option granted hereunder shall, in the hands of any individual grantee thereof, be subject to the dollar limitations set forth in Section 422(d) of the Code (pertaining to the $100,000 per year limitation).


11. RECAPITALIZATION


     a) IN GENERAL. If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change: (i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization; (ii) the Exercise Price of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and (iii) the number of shares of Common Stock that may be issued on exercise of Options granted pursuant to this Plan (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

     b) CORPORATE TRANSACTIONS. If, as a result of a Corporate Transaction while an Option granted pursuant to this Plan is outstanding (whether or not then vested), and the holders of the Common Stock become entitled to receive, with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, then upon exercise of that Option the holder shall receive what the holder would have received if the holder had exercised the Option immediately before the first Corporate Transaction that occurred while the Option was outstanding and as if the Company had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. the Company shall not agree to any Corporate Transaction unless the other party to the Corporate Transaction agrees to make available on exercise of the Options granted pursuant to this Plan that are outstanding at the time of the Corporate Transaction, the securities or other assets the holders of those Options are entitled pursuant to this subsection to receive.

12. RIGHTS OF OPTION HOLDER


     a) STOCKHOLDER. The holder of an Option (whether or not then vested) shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.


     b) EMPLOYMENT. Nothing in this Plan or in the grant of an Option shall confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.


13. LAWS AND REGULATIONS


     The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.


14. WITHHOLDING OF TAXES


     a) IN GENERAL. In addition to the requirement set forth in Section 9(c) above that, in order to exercise an Option granted pursuant to this Plan a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise of that Option, if an Employee who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (x) within two years after the Date of Grant of the Incentive Stock Option or (y) within one year after the issuance of the shares on exercise of the Incentive Stock Option then, promptly thereafter, the Employee shall notify the Company of the occurrence of the event and the amount realized upon the disposition of such Common Stock by the Employee, and pay any federal, state and other taxes due as a result thereof.


     b) WITHHOLDING OF TAXES. If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the exercise of a Non-Qualified Option or otherwise, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.


15. RESERVATION OF SHARES


     The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.


16. AMENDMENT OF THE PLAN


     The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, however, that, without the approval of the stockholders of the Company the Board of Directors may not increase the maximum number of Incentive Stock Options that may be granted under the Plan. No modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether nor not then vested), adversely affect the holder's rights pursuant to that Option.


17. TERMINATION OF THE PLAN


     The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

                                  EXHIBIT "A"


                             STOCK OPTION AGREEMENT


     This Agreement is made as of ___________, 19__, by and between PROXYMED, INC. (the "Company") and ________________, who is an employee, officer or director of the Company or one of its subsidiaries (the "Employee").


     WHEREAS, the Employee is a valuable and trusted employee, officer or director of the Company, and the Company considers it desirable and in its best interests that the Employee be given an inducement to acquire a further proprietary interest in the Company, and an added incentive to advance the interests of the Company by possessing a right (the "Option Right") to purchase shares of the Company's common stock, $.001 par value (the "Option Stock"), in accordance with the PROXYMED, INC. 1999 Stock Option Plan (the "Plan").


     NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:


1. DEFINITIONS. All terms not defined herein and defined in the Plan shall be given the meaning expressed in the Plan.


2. GRANT OF OPTION. The Company hereby grants to the Employee the right, privilege and option to purchase the number of shares of Option Stock, at the purchase price as shown on Schedule I attached hereto (the "Option Price"), in the manner and subject to the conditions hereinafter provided in this Agreement and as provided in the Plan. The Option Right granted hereunder is either an Incentive Stock Option or Non-Qualified Option, as specified on Schedule I.


3. TIME OF EXERCISE OF OPTION. The aforesaid Option Right may be exercised at any time, subject to Section 4, below, and from time to time, until the termination thereof as provided in Paragraph 6, below, or as otherwise provided in the Plan; provided, however, that the Option Right granted herein may not be exercised after the termination date as shown on Schedule I, unless provided otherwise in the Plan.


4.     VESTING OF OPTION RIGHT. The Option Right shall vest as provided in
       Schedule I.


5. METHOD OF EXERCISE. The Option Right shall be exercised in whole or in part, in increments of a minimum of one hundred (100) shares, at any time, or from time to time, during its term. To exercise an option, the Employee shall deliver written notice in the form attached hereto as
       Schedule II to the Company at its principal place of business, accompanied by payment of the Option Price per share and compliance with such other conditions and requirements as set forth in the Plan. Payment shall be made by a check, plus a check equal to any withholding taxes that the Company is required to pay as a result of the exercise of the Option by the Employee.


       Subject to the terms and conditions set forth in the Plan, as promptly as practicable after an Option is exercised, the Company shall deliver such shares issuable upon exercise of the Option.


6. TERMINATION OF EMPLOYMENT. The rights and obligations of the Employee upon Termination of Employment shall be as set forth in the Plan.



7. RESTRICTIONS ON CERTAIN RESALES. The shares issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. The holder may not resell the shares purchased hereunder except pursuant to registration under the Securities Act or an exemption therefrom.


       Resales of shares issuable hereunder may be subject to other state and federal securities laws. The Employee is advised to consult with legal counsel as to compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such other laws prior to resale of such shares.


       The Company, as a condition to the exercise of an Option to acquire shares not registered under the Securities Act, may require the Employee to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act.


 8. RECLASSIFICATION, MERGER, ETC. The rights and obligations of the Company and the Employee as a result of the transactions specified in Section 11 of the Plan shall be as provided therein.


 9. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option Right is nonassignable and nontransferable by the Employee except as provided in the Plan and, during his lifetime, is exercisable only by him. The Employee shall have no rights as a stockholder with respect to the Option Stock until payment of the Option Price and delivery to him of such shares as herein provided. Nothing in this Agreement shall confer any right in an employee to continue in the employment of the Company or interfere in any way with the right of the Company to terminate such employment at any time.


10. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.


11. DISCREPANCIES. If there appears to be any discrepancies between this Agreement and the Plan, they shall be interpreted and determined by the terms and conditions of the Plan.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.




                                 PROXYMED, INC.


By:                                 By:
   ---------------------------        -------------------------------------
   Frank M. Puthoff, Secretary        Harold S. Blue, Chairman of the Board
                                      and Chief Executive Officer

     I hereby accept the stock option right offered to me by the Company, as set forth in this Stock Option Agreement dated as of ________________, 19__, and Schedule I which is attached thereto.


                                          Accepted by:

                                          Employee:



                                          _____________________________________
                                          EMPLOYEE SIGNATURE





                                          _____________________________________
                                          Date

                                  SCHEDULE I


     The information set forth in this Schedule I is subject to all of the terms of the PROXYMED, INC. Stock Option Agreement to which this Schedule is attached.



     1. Name of Employee, Officer or Director:

        _____________________________________________________________

     2. Address:

        _____________________________________________________________

        _____________________________________________________________


     3. Social Security Number:_____________________________________



     4. Number of Shares:__________________________



     5. Exercise Price: $______ per share [closing price at close of business on ______].



   6. Type of Option (check one):

     [ ]    Incentive Stock Option


     [ ]    Qualified Stock Option



     7. Number of Shares        Date Vested        Termination Date
        ----------------        -----------        ----------------








REFERENCE IS MADE TO THE 1999 STOCK OPTION PLAN FOR CERTAIN EVENTS SUCH AS DEATH, DISABILITY, CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT THAT CAUSE THESE OPTIONS TO EXPIRE PRIOR TO THE TERMINATION DATE SET FORTH ABOVE.

                                  SCHEDULE II


                              NOTICE OF EXERCISE


     I, the undersigned Employee, hereby give notice of the exercise of the Option described below, to the extent and in the manner specified herein, subject to the all of the terms and conditions of the PROXYMED, INC. STOCK OPTION AGREEMENT granting this Option and the PROXYMED, INC. 1999 STOCK OPTION PLAN. If the shares to be acquired pursuant to this exercise of the Option are not registered under the Securities Act of 1933, as amended, the undersigned represents and warrants that the shares are being purchased only for investment and without any present intention to sell or distribute such shares.



     1. Name of Employee, Officer or Director:

        _____________________________________________________________


     2. Address:

        _____________________________________________________________

        _____________________________________________________________

        _____________________________________________________________


     3. Social Security Number:_____________________________________



     4. Number of Shares Being Exercised on This Date:_______________________



     5. Exercise Price: $______ per share



   6. Manner of Payment:


      _____ Check (amount enclosed: $_________________________



                                          _____________________________________
                                          EMPLOYEE SIGNATURE




                                          DATE:________________________________

SIGNATURE GUARANTEE:

_________________________________________

                  PROXY FOR ANNUAL MEETING OF PROXYMED, INC.
                           2555 DAVIE ROAD, SUITE 110
                         FT. LAUDERDALE, FLORIDA 33317
                                (954) 473-1001


      SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF PROXYMED, INC.


     The undersigned hereby appoints Harold S. Blue and Bennett Marks with the power to vote, at the Annual Meeting of Shareholders of ProxyMed, Inc. (the "Company") to be held on June 28, 1999, at 9:00 a.m., Eastern Daylight Time, at the Sheraton Fort Lauderdale Airport, 1825 Griffin Road, Dania, Florida 33004, or any adjournment thereof, all shares of the Common Stock which the undersigned possesses and with the same effect as if the undersigned was personally present, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES, IN FAVOR OF THE 1999 STOCK OPTION PLAN, AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF BOTH ITEMS.

                          (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

(1) ELECTION OF DIRECTORS: (Nominees are Harold S. Blue, John Paul Guinan, Bennett Marks, Kevin E. Moley, Bertram J. Polan, Peter A. A. Saunders and Eugene R. Terry)*

                      [ ] FOR       [ ] WITHHOLD AUTHORITY

* To vote your shares for all director nominees, mark the "For" box. To withhold voting for all nominees, mark the "Withhold Authority" box. If you do not wish your shares voted "For" a particular nominee(s), enter the name(s) of that nominee(s) in the following space:


-------------------------------------------------------------------------------
(2) 1999 STOCK OPTION PLAN.

                   [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

                                              Dated:___________________________

                                              _________________________________
                                              Signature
                                              (Please sign exactly as name
                                              appears hereon. If the stock is
                                              registered in the names of two or
                                              more persons, each should sign.
                                              Executors, administrators,
                                              trustees, guardians, attorneys
                                              and corporate officers should
                                              include their titles.)



   Please sign, date and promptly return this Proxy in the enclosed envelope.